UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2019

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Original Settlement and Release Agreement

On June 19, 2019, Body and Mind Inc. (the “Company”), its indirect wholly-owned subsidiary, NMG Long Beach, LLC (“NMG LB”), and the Company’s 60% owned subsidiary, NMG San Diego, LLC (“NMG SD”), entered into a settlement agreement (the “Settlement Agreement”) with Green Light District Holdings, Inc. (“GLDH”), The Airport Collective, Inc. (“Airport”), David Barakett (“Barakett”), and SGSD, LLC (“SGSD”)

Pursuant to the Settlement Agreement, the Company, GLDH, and Barakett agreed to restructure a binding interim agreement entered into by the Company, GLDH, and Barakett on November 28, 2018 (the “Prior Agreement”) and enter into a mutual release of any and all claims related to the Prior Agreement, subject to the terms and conditions of the Settlement Agreement. As part of the Settlement Agreement, the parties have agreed to contemporaneously enter into/deliver the following documents:

i.	The Company and GLDH, Airport and Barakett shall enter into an amended and restated convertible note and guarantee security agreement (the “Loan Documents”) attached as Exhibit A to the Settlement Agreement;

ii.	Airport and NMG LB shall enter into the Asset Purchase Agreement (the “Asset Purchase Agreement”) attached as Exhibit B to the Settlement Agreement;

iii.	SGSD shall deliver the executed Assignment and First Amendment to Commercial Lease Agreement (the “SD Lease Assignment”) attached as Exhibit C to the Settlement Agreement;

iv.	SGSD shall deliver the executed operating agreement (the “NMG Operating Agreement”) for the Company’s 60% owned subsidiary, NMG SD attached as Exhibit D to the Settlement Agreement; and

v.	The Company and GLDH, Airport and Barakett shall enter into the Litigation Loan Agreement (the “Litigation Loan Agreement”) attached as Exhibit E to the Settlement Agreement.

The Loan Documents, the Asset Purchase Agreement, the SD Lease Assignment, the NMG Operating Agreement and the Litigation Loan Agreement are collectively referred to as, the “Transaction Documents”).

Terms of Settlement

SGSD was the commercial tenant for a certain real property located at 7625 Carroll Road, San Diego, California 92121 (the “SD Location”). The SD Location has received its commercial cannabis medical retail conditional use permit. In connection with the settlement, SGSD has agreed to assign its lease for the SD Location to NMG SD.

- 2 -

As consideration for the settlement and in connection with the assignment of a commercial lease for the SD Location, the parties agreed as follows:

i.	the Company shall pay US$500,000 to be paid in shares of common stock in the capital of the Company (“Common Shares”) at the maximum discount allowed by the Canadian Stock Exchange (the “Payment 1 Shares”) to the certain members of SGSD as set forth in the Settlement Agreement;

ii.	the Company shall issue 1,340,502 Common Shares to Barakett or his designee (the “Payment 2 Shares”), which shall only be issued following NMG SD receiving all licenses, permits, and authorizations required for NMG SD to conduct medical commercial cannabis retail operations at the SD Location;

iii.	the Company shall issue 1,340,502 Common Shares to Barakett or his designee (the “Payment 3 Shares”), which shall only be issued following NMG SD receiving all licenses, permits, and authorizations required for NMG SD to conduct adult-use commercial cannabis retail operations at the SD Location; and

iv.	the Company shall pay certain legal and consulting expenses incurred by GLDH, Airport and Barakett in an aggregate amount of US$80,500.

SGSD agrees to release the Company, NMG LB and NMG SD and their successors, related entities, representatives, assigns, agents, shareholders, members, directors, managers, officers, employees and attorneys (the “Representatives”) from any and all claims upon the issuance of the Payment 1 Shares.

GLDH, Airport, and Barakett agree to release the Company and the shareholders and their respective Representatives from any and all claims related to the Prior Agreement upon closing of the Asset Purchase Agreement between Airport and NMG LB entered into contemporaneously with the Settlement Agreement. In the Asset Purchase Agreement, NMG LB has agreed to purchase all of the assets of GLDH and Airport utilized in the medical and adult-use commercial cannabis retail business at 3411 E. Anaheim St., Long Beach, CA 90804 (the “LB Location”).

Except as expressly provided in the Settlement Agreement, the Company agrees to release GLDH, Airport and Barakett and their respective Representatives from any and all claims related to the Prior Agreement upon closing of the Asset Purchase Agreement.

As discussed below, the closing of the Asset Purchase Agreement will not take place unless and until: (a) NMG LB receives the required local and state licenses to operate medical and adult-use commercial cannabis retail business at the LB Location; and (b) Airport delivers all purchased assets free and clear of all liens and encumbrances associated with the existing cannabis retail business at the LB Location.

- 3 -

The foregoing description of the Settlement Agreement does not purport to be complete and is qualified in its entirety by the Settlement Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Amended and Restated Settlement and Release Agreement

As mentioned above, on June 19, 2019, the Company, NMG LB and NMG SD, entered into the Settlement Agreement with GLDH, Airport, Barakett, and SGSD (collectively, the “Parties”).

Pursuant to the original Settlement Agreement, SGSD was required to deliver certain executed Transaction Documents contemporaneously with the execution of the original Settlement Agreement. While the original Settlement Agreement was signed by the Parties, all of the Transaction Documents were not delivered contemporaneously with the execution of the original Settlement Agreement.

On June 28, 2019, the Parties entered into certain amended and restated settlement and release agreement (the “Amended Settlement Agreement”) that would supersede and replace the original Settlement Agreement.

Terms of Amended Settlement

SGSD was the commercial tenant for the SD Location. The SD Location has received its medical commercial cannabis retail conditional use permit. In connection with the settlement, SGSD has agreed to assign its lease for the SD Location to NMG SD.

As consideration for the Amended Settlement Agreement and in connection with the assignment of a commercial lease for the SD Location, the Parties agreed as follows:

i.	the Company shall pay US$500,000 to be paid in shares of common stock in the capital of the Company (“Common Shares”) at the maximum discount allowed by the Canadian Stock Exchange (the “Payment 1 Shares”) to the certain members of SGSD as set forth in the Amended Settlement Agreement;

ii.	subject to the share payment reduction set forth in Section 3(d) of the Amended Settlement Agreement, the Company shall issue US$750,000 of Common Shares at a price of CAD$0.7439 per share and a CAD/USD exchange rate of 1.3296 as agreed by the Parties (the “Share Value Calculation”) for a total possible issuance of 1,340,502 Common Shares to Barakett or his designee (the “Payment 2 Shares”), which shall only be issued following NMG SD receiving all licenses, permits, and authorizations required for NMG SD to conduct medical commercial cannabis retail operations at the SD Location (the “SD Medical Licenses”);

- 4 -

iii.	subject to the share payment reductions set forth in Section 3(d) of the Amended Settlement Agreement, the Company shall issue US$750,000 of Common Shares at the Share Value Calculation for a total possible issuance of 1,340,502 Common Shares to Barakett or his designee (the “Payment 3 Shares”), which shall only be issued following NMG SD receiving all licenses, permits, and authorizations required for NMG SD to conduct adult-use commercial cannabis retail operations at the SD Location (the “SD Adult-use Licenses”); and

iv.	the Company shall pay certain legal and consulting expenses incurred by GLDH, Airport and Barakett in an aggregate amount of US$90,500.

NMG SD is owned sixty percent (60%) by the Company’s subsidiary, DEP Nevada, Inc. and forty percent (40%) by SJJR, LLC (“SJJR”). Barakett has agreed to cover SJJR’s portion of all start-up costs (the “Start-up Costs”) associated with NMG SD establishing commercial cannabis operations at the SD Location, inclusive of: (i) the costs associated with becoming a tenant at the SD Location, including but not limited to, the costs set forth in the SD Lease Assignment; and (ii) all construction costs associated with building out the SD Location for NMG SD’s operations (the “Barakett Allocation”).

Accordingly, pursuant to the Amended Settlement Agreement, the Payment 2 Shares and Payment 3 Shares are subject to a possible reduction equal to forty percent (40%) of Start-up Costs associated with NMG SD establishing commercial cannabis retail operations. Prior to any payment of the Payment 2 Shares or the Payment 3 Shares, NMG SD shall provide Barakett with written documentation detailing the Start-up Costs and Barakett shall have seven (7) business days from: (a) the date NMG SD received the SD Medical Licenses; or (b) the date NMG SD receives the SD Adult-use Licenses, whichever is earlier (the “Allocation Payment Deadline”) to pay the Company the Barakett Allocation. In the event Barakett fails to pay any portion of the Barakett Allocation amount prior to the Allocation Payment Deadline, the Payment 2 Shares and/or the Payment 3 Shares, as applicable, shall be reduced based on any unpaid portion of the Barakett Allocation. The Company shall have the ability to offset the Payment 2 Shares and/or the Payment 3 Shares at its sole and exclusive discretion. For the purposes of this offsetting only, the Company shall utilize a share value calculation equal to the Canadian Securities Exchange listed 5-day VWAP of the Common Shares, as applicable, on the trading day immediately prior to the Allocation Payment Deadline. In no event shall such calculation be lower than CAD$0.74 per share or higher than CAD$1.07 per share and a CAD/USD exchange rate of 1.3296 will apply (the “Offsetting Calculation”). The reduction will not be applicable in the event SJJR agrees to pay its portion of the Start-up Costs.

In the event NMG SD is unable, through no fault of the GLDH, Airport or Barakett, to receive its medical commercial cannabis retail license or its adult-use commercial cannabis retail license at the SD Location in accordance with the terms and conditions of this Amended Settlement Agreement, NMG SD and the Company shall utilize best efforts to negotiate in good faith an amendment to this Amended Settlement Agreement satisfactory to all Parties.

SGSD agrees to release the Company, NMG LB and NMG SD and their successors, related entities, representatives, assigns, agents, shareholders, members, directors, managers, officers, employees and attorneys (the “Representatives”) from any and all claims upon the issuance of the Payment 1 Shares.

GLDH, Airport, and Barakett agree to release the Company and the shareholders and their respective Representatives from any and all claims related to the Prior Agreement upon closing of the Asset Purchase Agreement between Airport and NMG LB entered into contemporaneously with the Settlement Agreement. In the Asset Purchase Agreement, NMG LB has agreed to purchase all of the assets of GLDH and Airport utilized in the medical and adult-use commercial cannabis retail business at the LB Location.

- 5 -

Except as expressly provided in the Amended Settlement Agreement, the Company agrees to release GLDH, Airport and Barakett and their respective Representatives from any and all claims related to the Prior Agreement upon closing of the Asset Purchase Agreement.

The foregoing description of the Amended Settlement Agreement does not purport to be complete and is qualified in its entirety by the Amended Settlement Agreement which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Amended and Restated Convertible Note and General Security Agreement

On June 19, 2019, the Company and GLDH entered into a loan agreement and convertible promissory note (the “Loan Agreement”), which supersedes and replaces the Prior Agreement between such parties dated November 28, 2018.

In the Prior Agreement, the Company made an investment into GLDH by way of a US$5,200,000 senior secured convertible note (the “Prior Note”) bearing interest at a rate of 20% per annum which the principal amount and all other monies owed thereunder to be repaid to the Company on or before November 28, 2020.

The Loan Agreement cancels, supersedes and replaces the Prior Agreement and the Prior Note. Pursuant to the Loan Agreement, the Company is making the same investment as the Prior Note via a US$5,200,000 senior secured convertible note bearing interest at a rate of 20% per annum, compounded annually (the “Note”), which the principal amount and all other monies owed thereunder is to be repaid to the Company on June 19, 2022, unless: (a) the Note is converted by the Company in accordance with the Loan Agreement; or (b) the Note is forgiven in accordance with the closing of the Asset Purchase Agreement between Airport and NMG LB entered into contemporaneously with the Loan Agreement.

Pursuant to the Asset Purchase Agreement, NMG LB agrees to purchase all of the assets of GLDH and Airport utilized in the medical and adult-use commercial cannabis retail business at the LB Location. The closing of the Asset Purchase Agreement will not take place unless and until: (a) NMG LB receives the required local and state licenses to operate medical and adult-use commercial cannabis retail business at the LB Location; and (b) Airport delivers all purchased assets free and clear of all liens and encumbrances associated with the existing cannabis retail business at the LB Location.

The loan obligations of GLDH (the “Loan”) under the Loan Agreement is guaranteed by GLDH and Airport. The Loan is secured by all of GLDH and Airport’s personal property, including but not limited to equipment, inventory, accounts receivable, cash or cash equivalents, and rights under contracts.

- 6 -

The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by the Loan Agreement which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Asset Purchase Agreement

On June 19, 2019, the Company’s wholly-owned subsidiary, NMG LB, GLDH and Airport (hereinafter, GLDH and Airport shall be collectively referred to as, the “Seller”) entered into the Asset Purchase Agreement, whereby NMG LB agreed to purchase all GLDH’s and Airport’s assets (the “Purchased Assets”) utilized in connection with the retail cannabis business (the “Business”) located at 3411 E. Anaheim St., Long Beach, CA 90804 (the “Premises”) as set out in the Asset Purchase Agreement.

Pursuant to the Asset Purchase Agreement, NMG LB shall assume and agree to pay, perform and discharge the Assumed Liabilities, which shall mean: (a) all liabilities in respect of the Assigned Contracts; and (b) the Enumerated Liabilities, all of which are defined in the Asset Purchase Agreement. Notwithstanding any provision in the Asset Purchase Agreement to the contrary, NMG LB shall not assume and shall not be responsible to pay, perform, or discharge any Excluded Liability (as defined in the Asset Purchase Agreement). At the time of execution of the Asset Purchase Agreement, the Seller has identified certain known liabilities on a disclosure schedule (the “Known Liabilities”). The Known Liabilities are considered Excluded Liabilities under the Asset Purchase Agreement.

Also, pursuant to the Asset Purchase Agreement, the parties shall enter into the Management Assignment and Assumption Agreement, whereby NMG LB shall assume all management and control of the Business on either: (a) July 15, 2019; or (b) an earlier or later date to be mutually agreed upon by the parties in writing (the “Transition Date”).

Consideration for the Purchased Assets

The aggregate value of the Purchased Assets shall be US$6,700,000.00 (the “Purchase Price”), which shall be paid to the Seller, subject to the terms and conditions of the Asset Purchase Agreement.

As mentioned above, Company concurrently entered into a loan with GLDH guaranteed by Airport (the “Loan”) in the amount of US$5,200,000.00 (the “Loan Amount”). As part payment of the Purchase Price for the Purchased Assets, the Loan Amount shall be applied to the Purchase Price on the date of closing and the Company will release Airport from its obligations as a guarantor of the Loan.

In addition to the Loan, as part of the Asset Purchase Agreement, the Company and GLDH also entered into a contemporaneous loan agreement (as further described below) (the “Contemporaneous Loan”) in the amount of US$726,720.00 (the “Contemporaneous Loan Amount”) to fund certain business improvements and expansion needs of GLDH’s business operations. The Company and NMG LB shall provide forgiveness for all amounts owing under the Contemporaneous Loan on the date of closing of the Asset Purchase Agreement, however, such shall not form part of the Purchase Price, but be additional consideration for the Purchased Assets.

- 7 -

Further to the loan cancellation described herein, the remaining portion of the Purchase Price shall be paid by the Company issuing US$1,500,000 of Common Shares (the “Share Payment”) at a price of CAD$0.7439 per share and a CAD/USD exchange rate of 1.3296 (the “Share Value Calculation”) for a total issuance of 2,681,006 Common Shares, subject to the Share Payment Reduction as set out in Section 2.04(c) of the Asset Purchase Agreement (the “Share Payment Reduction”) and as discussed in the paragraph below. Within two (2) business days following the Transition Date, the NMG LB shall cause the Company to initiate the process to issue the Share Payment, which shall be withheld, in its entirety, by NMG LB or third-party escrow agent at NMG LB’s sole discretion until closing (the “Withheld Shares”). The Withheld Shares shall be subject to the Share Payment Reduction, and in no event shall NMG LB be granted any rights with respect to the Withheld Shares prior to the closing of the Asset Purchase Agreement.

On the Transition Date, the parties shall evaluate the value of the Business’s total liabilities by calculating the value of the current sum of all Known Liabilities and other outstanding liabilities, not including the Assumed Liabilities, offset by: (a) the Business’s available cash; plus (b) the value of the Business’s inventory; plus (c) US$50,000 to determine the outstanding liabilities as of the Transition Date; (the “Pre-Closing Liabilities”). The Share Payment shall be reduced by the amount of the Pre-Closing Liabilities as determined by the parties. For the purposes of example, if the parties determine that on the Transition Date, the Pre-Closing Liabilities equal US$500,000, the Share Payment shall be reduced such that the total Share Payment (including the Withheld Shares) shall be US$1,000,000 of the Company’s Common Shares at the Share Value Calculation for a total of 1,787,337 Common Shares. In the event the Pre-Closing Liabilities exceed US$1,500,000, the Company shall have no obligation to make the Share Payment and upon closing, NMG LB and the Company shall reduce its forgiveness of the Loan Agreement by the amount of the Pre-Closing Liabilities in excess of US$1,500,000. In addition, in the event the Litigation Loan (as discussed below) has not been paid in full prior to closing of the Asset Purchase Agreement, NMG LB and the Company reserve the right to withhold the number of shares equal of the value of the outstanding principal and interest of the Litigation Loan until such amounts have been paid in full.

The closing of the Asset Purchase Agreement will not take place until NMG LB has acquired local and state commercial cannabis licenses to conduct medical and adult-use commercial cannabis retail operations at the Premises. NMG LB will only purchase the Purchased Assets in accordance with applicable commercial cannabis laws and regulations.

In connection with the Asset Purchase Agreement, the parties entered into various other contracts contemporaneously to accomplish the intent of the parties.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

- 8 -

Trademark and Technology License and Services Agreement

In connection with the Asset Purchase Agreement, on June 19, 2019, the Company (together with its affiliates and subsidiaries collectively being, the “Licensee”) and Green Light District Management, LLC, a Delaware limited liability company, GLDH (GLDM and GLDH collectively referred to in this paragraph as “Licensor”) and Airport entered into a Trademark and Technology License and Services Agreement (the “License Agreement”) whereby Licensor and Airport, as applicable, have granted the Licensee a non-exclusive perpetual license to utilize certain operational intellectual property consisting of customer data, sales data, customer outreach strategies standard operating procedures, and other proprietary operational intellectual property (the “Operational IP License”). In addition, the Licensor and Airport, as applicable, have granted the Licensee a non-exclusive term license to utilize the Trademarks, Rights and ShowGrow IP (the “Branding IP”) for a minimum of two (2) years from the effective date of the License Agreement for the LB Location and two (2) years following the opening of the SD Location for business to the public.

As consideration for the licenses, the Company has agreed to utilize the Branding IP until June 19, 2021 at the LB Location and at the SD Location for a period of 2 years from operations commencing at such location. In addition, the Company has agreed to pay Licensor 3% of gross receipts from sales at the LB Location. Furthermore, Licensee agrees that throughout the term of the License Agreement, all products and merchandise bearing the “ShowGrow” brand shall be purchased exclusively from Licensor.

Licensor has agreed that it shall not utilize, or allow and/or cause any third-party to utilize the Branding IP within a five (5) mile radius of the LB Location.

In addition to the licenses being granted to the Licensee, GLDH shall provide certain services throughout the term of the License Agreement as set forth in Section 5.1 of the License Agreement.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by the License Agreement which is filed as Exhibit 10.4 hereto and is incorporated by reference herein.

Management Assignment and Assumption Agreement

On June 19, 2019, the Company’s subsidiary, NMG LB (the “Assignee”), GLDH (the “Assignor”) and Airport (the “Remaining Party”) entered into a Management Assignment and Assumption Agreement (the “Management Assignment and Assumption Agreement”). Prior to the execution of the Management Assignment and Assumption Agreement, the commercial cannabis retail business (the “Business”) of the Remaining Party at the LB Location was managed by SJK Services, LLC, a California limited liability company (“SJK”) pursuant to a management agreement wherein SJK assumed all rights and responsibilities with respect to the Business at the LB Location. The management agreement gave SJK full rights and responsibilities with respect to all financial aspects of the Business.

- 9 -

GLDH was irrevocably assigned all rights and obligations under the original management agreement pursuant to a certain Interim Management Agreement between GLDH and SJK executed on January 23, 2019.

In connection with the Asset Purchase Agreement, GLDH has agreed to assign its management authority and responsibilities with respect to the Business to NMG LB. The Management Assignment and Assumption Agreement will allow NMG LB to manage the Business and recognize the profits from the Business until NMG LB receives its own commercial cannabis licenses and purchases the Purchased Assets in accordance with the terms and conditions of the Asset Purchase Agreement.

The foregoing description of the Management Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by the Management Assignment and Assumption Agreement which is filed as Exhibit 10.5 hereto and is incorporated by reference herein.

Barakett Consulting Agreement

In connection with the Asset Purchase Agreement, NMG LB and Barakett entered into a consulting agreement, dated June 19, 2019 (the “Consulting Agreement”), whereby NMG LB has agreed to engage Barakett to provide certain consulting and advisory services in connection with running the business at the LB Location and the SD Location.

The Consulting Agreement is for a term of five (5) months and NMG LB has agreed to pay Barakett a total of US$200,000 in consideration for his services to be provided with US$50,000 to be paid upon execution of the Consulting Agreement and US$30,000 shall be payable on each of the one month, two month, three month, four month and five month anniversaries of the initial payment. In addition, NMG LB agrees to reimburse Barakett upon presentation of invoices for reasonable expenses which may be pre-authorized by NMG LB from time to time.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by the Consulting Agreement which is filed as Exhibit 10.6 hereto and is incorporated by reference herein.

Contemporaneous Loan

In connection with the Asset Purchase Agreement, the Company and GLDH entered a loan agreement, dated June 19, 2019 (the “Contemporaneous Loan Agreement”), that included the issuance of a promissory note in the amount of up to US$726,720, the execution of a security agreement and a financing statement in form appropriate for filing in the appropriate jurisdiction (the “Contemporaneous Loan”) in favor of the Company bearing interest at a rate of 15% per annum, compounded quarterly, which shall be due and payable on the maturity date, which is within three (3) business days following the closing of the Asset Purchase Agreement.

- 10 -

The Contemporaneous Loan is secured by a security agreement between the Company, GLDH and Airport (as guarantor) whereby all of GLDH’s and Airport’s personal property, including but not limited to equipment, inventory, accounts receivable, cash or cash equivalents, and rights under contracts are granted as collateral security for the payment of the Contemporaneous Loan.

The foregoing description of the Contemporaneous Loan Agreement does not purport to be complete and is qualified in its entirety by the Contemporaneous Loan Agreement which is filed as Exhibit 10.7 hereto and is incorporated by reference herein.

Assignment and First Amendment to Commercial Lease

On June 13, 2019, the Company’s 60% owned subsidiary, NMG SD, Green Road, LLC, a California limited liability company (the “Landlord”), Barakett (the “Guarantor”), and SGSD entered into an assignment and first amendments to commercial lease agreement (the “Assignment and First Amendment”) whereby NMG SD has agreed to assume all rights, title, and interest as the commercial tenant in the commercial lease agreement (the “Original Lease”) for certain real property located as 7625 Carroll Road, San Diego, California 92121 (the “Premises”). The Premises has been licensed for medical commercial cannabis activity from the City of San Diego.

Original Lease

The original lease for the Premises was entered into between the Landlord and SGSD on December 1, 2018. The term of the Original Lease was sixty (60) months with two (2) additional five (5) year options. The Original Lease requires Landlord’s written consent for SGSD’s assignment of the Original Lease to NMG SD. Rent under the Original Lease is Twelve Thousand Dollars US$12,000 per month until operations begin at the Premises. Following the commencement of operations, the rent shall be as follows:

i.	Months 1-12 rent shall be US$15,000;

ii.	Months 13-24 rent shall be US$15,450;

iii.	Months 25-36 rent shall be US$15,913.50;

iv.	Months 37-48 rent shall be US$16,390;

v.	Month 49 onward rent shall be US$16,882.63.

The Original Lease contained a sale bonus clause to be triggered in the event of a sale or assignment of the Original Lease requiring the tenant to pay the Landlord the greater of: (a) US$2,000,000; or (b) 10% of the purchase price for the sale of the entire business or, if the sale is for only a portion of the business, 10% of the per share/unit price.

Consideration to SGSD

In consideration for SGSD assigning the Original Lease to NMG SD, NMG SD is assuming all responsibility for obligations under the Lease, as amended by the Assignment and First Amendment, and NMG SD shall cause the Company to issue the Payment 1 Shares, Payment 2 Shares and Payment 3 Shares in accordance with the Amended and Restated Settlement and Release Agreement among the Company, NMG LB, NMG SD, the Guarantor, GLDH, Airport and SGSD, which is discussed above.

- 11 -

In addition, NMG SD shall cause the Company to assume the role of guarantor of the Original Lease pursuant to the guaranty of lease (the “Guaranty”) which forms part of the Original Lease, whereby the Company agrees to perform all of the duties, obligations, covenants, conditions, and restrictions included in the Original Lease and the property agreements that are guaranteed by the guarantor under the Guaranty.

Consideration for Landlord

In consideration for the Landlord agreeing to consent to the assignment of the Original Lease, NMG SD shall cause the Company to provide the following consideration to the Landlord:

i.	US$700,000 in Common Shares of the Company calculated upon execution of the Assignment and First Amendment at the maximum discount allowed by the Canadian Stock Exchange to be issued to the Landlord immediately following execution of the Assignment and First Amendment;

ii.	US$783,765.26 in cash to be paid to the Landlord via bank draft within five (5) business days of execution of the Assignment and First Amendment; and

iii.	US$750,000 in cash, plus interest at the rate of five percent (5%) simple per annum accruing from the effective date to be paid no later than five (5) business days of the Landlord’s receipt from the City of San Diego of a Conditional Use Permit allowing adult-use commercial cannabis storefront retail operations at the Premises.

Amendment to Original Lease

The parties to the Assignment and First Amendment agreed to amend the Original Lease to permit NMG SD to have three (3) five (5) year renewal options as opposed to two (2) renewal options. In addition, the parties agreed to reduce the amount of the sale bonus provision in the Original Lease to US$1,000,000 from US$2,000,000, which shall only be payable in connection with the first two assignments triggering this obligation, and thereafter, assignments will not require payment of a sale bonus. Furthermore, the parties also amended certain provisions of the Original Lease to ensure that any change in members representing less than fifty percent (50%) of the existing membership interests of NMG SD shall be an excluded transaction and not trigger the sale bonus or be deemed an assignment requiring consent of the Landlord.

The foregoing description of the Assignment and First Amendment does not purport to be complete and is qualified in its entirety by the Assignment and First Amendment which is filed as Exhibit 10.8 hereto and is incorporated by reference herein.

- 12 -

Litigation Loan

On June 19, 2019, GLDH and the Company entered into a litigation loan and security agreement (the “Litigation Loan”) whereby GLDH obtained a secured loan from the Company in the amount of US$200,000 (the “Litigation Loan Amount”) to fund certain litigation expenses of GLDH. The Litigation Loan shall accrue interest from the effective date until repaid in full at a rate of twelve percent (12%) per annum, compounded quarterly. The Litigation Loan Amount is to be paid directly to GLDH’s attorney’s client-trust account and is to be utilized solely in connection with litigating “Green Light District Holdings, Inc. v. GBS Nevada Partners, LLC, Case No. A-19-788150-B” pending in the Eighth Judicial District Court, Clark County, Nevada (the “Case”).

The principal amount of the Litigation Loan and all interest accrued thereon will be due on the earlier of: (a) within thirty (30) calendar days of the date in which the Case is settled; or (b) on the 36 month anniversary of the effective date of the Litigation Loan.

The Litigation Loan is secured by a security agreement between the Company, GLDH and Airport (as guarantor) whereby all of GLDH’s and Airport’s personal property, including but not limited to, equipment, inventory, accounts receivable, cash or cash equivalents, and rights under contracts are granted as collateral security for the payment of the Litigation Loan.

The foregoing description of the Litigation Loan does not purport to be complete and is qualified in its entirety by the Litigation Loan which is filed as Exhibit 10.9 hereto and is incorporated by reference herein.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

In connection with the obligation of the Company to issue the Payment 1 Shares to certain members of SGSD, the Payment 2 Shares to Barakett or his designee and the Payment 3 Shares to Barakett or his designee pursuant to the Settlement Agreement, which was superseded and replaced by the Amended Settlement Agreement as described in Item 1.01 of this Current Report on Form 8-K, the Company will be relying upon the exemption from registration under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuances.

In connection with the obligation of the Company to issue the Share Payment to GLDH and Airport pursuant to the Asset Purchase Agreement, which will be withheld by NMG LB or third-party escrow agent until closing as described in Item 1.01 of this Current Report on Form 8-K, the Company will be relying upon the exemption from registration under the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuance.

In connection with the obligation of the Company to issue the US$700,000 in shares of common stock of the Company calculated upon execution of the Assignment and First Amendment at the maximum allowable discount allowed by the Canadian Securities Exchange to Green Road, LLC pursuant to the Assignment and First Amendment as described in Item 1.01 of this Current Report on Form 8-K, the Company will be relying upon the exemption from registration under the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act with respect to such issuance.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Settlement Agreement as superseded and replaced by the Amended Settlement Agreement, the Asset Purchase Agreement and the Assignment and First Amendment is incorporated by reference into this Item 3.02.

- 13 -

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description
2.1*	Asset Purchase Agreement between NMG Long Beach, LLC, The Airport Collective, Inc. and Green Light District Holdings, Inc., dated June 19, 2019
10.1

Settlement and Release Agreement between Body and Mind Inc., NMG Long Beach, LLC, NMG San Diego, LLC, Green Light District Holdings, Inc., The Airport Collective, Inc., David Barakett and SGSD, LLC, dated June 19, 2019

10.2

Amended and Restated Settlement and Release Agreement between Body and Mind Inc., NMG Long Beach, LLC, NMG San Diego, LLC, Green Light District Holdings, Inc., The Airport Collective, Inc., David Barakett and SGSD, LLC, dated June 28, 2019

10.3	Loan Agreement between Green Light District Holdings, Inc. and Body and Mind Inc., dated June 19, 2019
10.4

Trademark and Technology License and Services Agreement between Green Light District Management, LLC, Green Light District Holdings, Inc., The Airport Collective, Inc. and Body and Mind Inc., dated June 19, 2019

10.5	Management Assignment and Assumption Agreement between Green Light District Holdings, Inc., NMG Long Beach, LLC and The Airport Collective, Inc., dated June 19, 2019
10.6	Barakett Consulting Agreement between NMG Long Beach, LLC and David Barakett, dated June 19, 2019
10.7	Contemporaneous Loan Agreement between Green Light District Holdings, Inc. and Body and Mind Inc., dated June 19, 2019
10.8	Assignment and First Amendment to Commercial Lease between Green Road, LLC, David Barakett, SGSD, LLC and NMG San Diego, LLC, dated June 13, 2019
10.9	Litigation Loan and Security Agreement between Green Light District Holdings, Inc. and Body and Mind Inc., dated June 19, 2019

* Some of the schedules to the Asset Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

- 14 -

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: July 17, 2019	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

- 15 -